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                                 EXHIBIT 10.122


                                  [RUSS LOGO]

                          Russ Berrie and Company, Inc.
                       111 Bauer Drive, Oakland, NJ 07436
                          (201) 337-9000 (800) 631-8465
                                                               February 25, 1998

Mr. Russell Berrie
c/o Russ Berrie and Company, inc.
111 Bauer Drive
Oakland, NJ 07436

Re:   Route 130 -- South Brunswick, NJ
      Leases dated December 28, 1983 and March 7, 1988

Dear Russ:

      Reference is made to the leases referred to above relating to warehouse, distribution and office facilities on Route 130 in South Brunswick, New Jersey which Russ Berrie and Company, Inc. leases from you.

      Notice is hereby given of the exercise of the option relating to the second renewal term provided under Section 23.02 of the lease dated December 28, 1983 and the corresponding exercise of the option provided under Section 24.01 of the first renewal option under the lease dated March 7, 1988.

      Pursuant to the extension of the term of the leases pursuant to the exercise of the options, each lease is extended for an additional 5-year period commencing June 1, 1999 and ending May 31, 2004. Each of the leases has remaining one additional 5-year option renewal extension of their terms which may be exercised not later than May 31, 2003.

      Please acknowledge receipt of this letter which exercises the options to renew and extend the term of each of the leases referred to above by executing below and returning a copy for our records.

                                        Very truly yours,

                                        RUSS BERRIE AND COMPANY, INC.

                                        By: /s/ Paul Cargotch
                                            ---------------------------
                                            Paul Cargotch
                                            Executive Vice President

ACKNOWLEDGE RECEIPT OF EXERCISE
OF OPTION TO EXTEND TERMS OF THE
LEASES REFERRED TO ABOVE.

By: /s/ Russell Berrie
    ---------------------------
    Russell Berrie
    Landlord